UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 18, 2019

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-8931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cubic Corporation (the “Company”) held its annual meeting of shareholders on February 18, 2019 (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the Cubic Corporation 2015 Incentive Award Plan (the “Restated Plan”), which authorizes 2,783,268 shares of the Company’s common stock for issuance pursuant to awards under the Restated Plan. The Restated Plan became effective on the date of the Annual Meeting.

Administration.  The Restated Plan is administered by the Executive Compensation Committee of the Board of Directors (the “Board”) of the Company, which may delegate its duties and responsibilities to committees of the Company’s directors and/or officers, subject to certain limitations that may be imposed under Section 16 of the Securities Exchange Act of 1934, as amended, and/or stock exchange rules, as applicable.  Notwithstanding the foregoing, the full Board will administer the Restated Plan with respect to awards to non-employee directors.

Awards.  The Restated Plan authorizes the Executive Compensation Committee to grant stock options, restricted stock, restricted stock units, dividend equivalents, stock payment awards and stock appreciation rights. The Restated Plan also authorizes the Executive Compensation Committee to grant performance awards payable in the form of the Company’s common stock or cash, including equity awards and incentive cash bonuses. The Restated Plan authorizes the grant of awards to employees and consultants of the Company and its subsidiaries and to the Company’s non-employee directors.  The maximum aggregate number of shares that may be subject to one or more awards granted to any participant, other than a non-employee director, under the Restated Plan during any calendar year cannot exceed 1,325,000 shares. In addition, the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more awards initially payable in cash shall be $10,000,000. In addition, the maximum number of shares of our common stock that may be subject to one or more awards granted to any non-employee director pursuant to the Restated Plan during any calendar year for services as a non-employee director cannot exceed 100,000 shares.

Other Provisions.  The Restated Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The Restated Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring shareholder consent or the consent of the participant.  The Restated Plan will expire in 2028.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 4: Approve the Amendment and Restatement of the Cubic Corporation 2015 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 18, 2019 (the “Proxy Statement”). The Company’s executive officers and non-employee directors are eligible to participate in the Restated Plan. The foregoing description of the Restated  Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the shareholders of the Company approved amendments to the Amended and Restated Certificate of Incorporation of the Company, as amended, to (a) eliminate the supermajority voting requirements for certain business combinations, (b) eliminate supermajority voting requirements relating to the amendment of the Company’s Bylaws to change the authorized number of directors of the Company, (c) eliminate supermajority voting requirements relating to the amendment of the Company’s Bylaws by shareholders, (d) eliminate supermajority voting requirements relating to the amendment of certain provisions of the Certificate, and (e) make certain technical and conforming changes related to the amendments in items (a) through (d). These changes are discussed more fully in the Company’s definitive Proxy Statement for the Annual Meeting.  On February 19, 2019, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation (the “Certificate”) reflecting those changes to the Certificate.

The foregoing description of the Certificate does not purport to be complete, and is qualified in its entirety by reference to the full text of the Certificate, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on February 18, 2019.  As of December 19, 2018, the record date for the Annual Meeting, 31,132,991 shares of the Company’s common stock were issued and outstanding. A quorum of 29,457,020 shares of common stock were present or represented at the Annual Meeting. The Company’s shareholders voted on the following proposals at the Annual Meeting and cast their votes as follows:

1.  Election of Directors

Nominee for Director	For	Withheld
Prithviraj Banerjee	26,912,801	671,708
Bruce G. Blakley	25,971,074	1,613,435
Maureen Breakiron-Evans	26,237,629	1,346,880
Bradley H. Feldmann	25,925,890	1,658,619
Edwin A. Guiles	25,959,575	1,624,934
Janice M. Hamby	26,239,044	1,345,465
David F. Melcher	26,936,604	647,905
Steven J. Norris	26,232,864	1,351,645
John H. Warner, Jr.	25,683,210	1,901,299

In accordance with the above results, each nominee was elected to serve as a director.

	For	Against	Abstain	Broker Non-Votes
2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.	25,510,372	1,041,129	1,033,088	1,872,511

In accordance with the above results, the compensation of the Company’s named executive officers was approved on an advisory basis.

3. To approve the Amendments to the Amended and Restated Certificate of Incorporation as follows:

	For	Against	Abstain	Broker Non-Votes
3a. To approve the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for Certain Business Combinations.	26,888,475	129,689	566,345	1,872,511

In accordance with the above results, the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for Certain Business Combinations were approved.

	For	Against	Abstain	Broker Non-Votes
3b. To approve the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for the Board of Directors to Amend Cubic Corporations’ Bylaws to Change the Authorized Number of Directors.	26,879,660	133,223	571,626	1,872,511

In accordance with the above results, the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for the Board of Directors to Amend Cubic Corporations’ Bylaws to Change the Authorized Number of Directors were approved.

	For	Against	Abstain	Broker Non-Votes
3c. To approve the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for Shareholders to Amend Cubic Corporation’s Bylaws.	26,878,463	133,173	572,873	1,872,511

In accordance with the above results, the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for Shareholders to Amend Cubic Corporation’s Bylaws were approved.

	For	Against	Abstain	Broker Non-Votes
3d. To approve the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for Amendments to Certain Provisions of the Amended and Restated Certificate of Incorporation of Cubic Corporation.	26,874,735	132,453	577,321	1,872,511

In accordance with the above results, the Amendments to the Amended and Restated Certificate of Incorporation of Cubic Corporation to eliminate Supermajority Voting Requirements for Amendments to Certain Provisions of the Amended and Restated Certificate of Incorporation of Cubic Corporation were approved.

	For	Against	Abstain	Broker Non-Votes
4. To approve the Restated Plan.	24,290,152	2,014,662	1,279,695	1,872,511

In accordance with the above results, the Restated Plan was approved.

	For	Against	Abstain
5. To confirm the selection of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal year 2019.	27,942,455	1,494,549	20,016

In accordance with the above results, the selection of Ernst & Young LLP was approved.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.		Description

3.1		Amended and Restated Certificate of Incorporation of Cubic Corporation.

10.1	—	Cubic Corporation 2015 Incentive Award Plan, as Amended and Restated (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A, filed on January 18, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2019	CUBIC CORPORATION

	By:	/s/ James R. Edwards
	Name:	James R. Edwards
	Title:	Senior Vice President,
General Counsel & Secretary